LOOMIS SAYLES SMALL CAP GROWTH FUND

(the “Fund”)

Supplement dated August 20, 2010 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1, 2010,

as revised or supplemented from time to time.

Effective immediately, the Fund’s primary benchmark has been changed from the Russell 2000 Index to the Russell 2000 Growth Index. Loomis, Sayles & Company, L.P., the Fund’s investment adviser (“Loomis Sayles”), considers the Russell 2000 Growth Index more representative of the securities in which the Fund invests. The Russell 2000 Index remains the Fund’s secondary benchmark.

Effective immediately, the section “Fund Fees & Expenses” is amended and restated as follows with regard to the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Retail Class
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.26%	0.43%
Total annual fund operating expenses	1.01%	1.43%
Fee waiver and/or expense reimbursement[1]	0.01%	0.18%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.25%

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except the examples are based on Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for the first year illustrated in the example and on Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$102	$321	$557	$1,235
Retail Class	$127	$435	$765	$1,698

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Loomis Sayles has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of expenses estimated to be indirectly borne by the Fund through investments in certain pooled investment vehicles, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.00% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. This undertaking is in effect through January 31, 2011. This undertaking may be terminated before then only with the consent of the Fund’s Board of Trustees. Without this undertaking expenses would have been higher. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through this undertaking to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the undertaking. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was reduced.

Effective immediately, the first paragraph under the sub-section “Principal Risks” within the section “Investments, Risks and Performance” is amended and restated as follows with regard to the Fund:

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Effective immediately, the following sentence is added under the bar chart in the sub-section “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” with regard to the Fund:

The Fund’s Institutional Class shares total return year to date as of June 30, 2010 was -1.59%.

Effective immediately, the paragraph above the “Average Annual Total Returns” table within the sub-section “Risk/Return Bar Chart and Table” is amended and restated as follows with regard to the Fund:

The following table shows how the average annual total returns of the Fund compare to those of the Russell 2000 Growth Index (an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values) and the Russell 2000 Index. Prior to August 20, 2010, the Fund’s primary benchmark was the Russell 2000 Index, an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index. The Fund changed its primary benchmark because Loomis Sayles considers the Russell 2000 Growth Index more representative of the securities in which the Fund invests.

Effective immediately, the “Average Annual Total Returns” table within the sub-section “Risk/Return Bar Chart and Table” is amended and restated as follows with regard to the Fund:

Average Annual Total Returns for the periods ended December 31, 2009

	One Year	Five Years	Ten Years	Life-of-Fund (12/31/96)
Institutional Class
Return Before Taxes	31.90%	4.54%	-6.32%	2.71%
Return After Taxes on Distributions	31.90%	4.54%	-6.43%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	20.74%	3.91%	-5.11%	2.23%
Retail Class – Return Before Taxes	31.47%	4.27%	-6.56%	2.45%
Russell 2000 Growth Index	34.47%	0.87%	-1.37%	2.76%
Russell 2000 Index	27.17%	0.51%	3.51%	5.65%

The returns of each index do not reflect a deduction for fees, expenses or taxes. Life-of-fund data for the index covers the period from the month-end closest to the Fund’s inception date through December 31, 2009.

Effective immediately, the paragraph under the section “Tax Information” is amended and restated as follows with regard to the Fund:

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

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